 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 31, 2017

RAYONIER ADVANCED MATERIALS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-36285 (Commission File Number)	46-4559529 (I.R.S. Employer Identification No.)

1301 Riverplace Boulevard, Jacksonville, Florida 32207
 (Address of principal executive offices) (Zip Code)

(904) 357-4600
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 31, 2017, Rayonier Advanced Materials Inc. (the "Company") and Tembec Inc. ("Tembec") issued a joint press release announcing that they received notification from the United States Department of Justice and the Federal Trade Commission that the premerger notification waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), in connection with the previously announced plan of arrangement (the "Arrangement") under the Canada Business Corporations Act involving the proposed acquisition by the Company of all the outstanding common shares of Tembec, was terminated as of 3:32 p.m. ET on July 31, 2017.  The termination of the HSR Act waiting period satisfies a condition to the Arrangement.  The Arrangement has already received clearance from Germany's Federal Cartel Office and applications for clearance from the antitrust authorities in Canada and China, respectively, are pending.  Subject to obtaining certain other required court and regulatory approvals, including approval of the Québec Superior Court, which is anticipated at a hearing scheduled for August 7, 2017, and the satisfaction or waiver of other closing conditions, it is anticipated that the Arrangement will be completed in the fourth quarter of 2017.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated July 31, 2017

Forward-Looking Statements

This Current Report on Form 8-K contains statements concerning the timing of the closing of the transaction and the timing and receipt of applicable court and third party approvals, as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation.  Such forward-looking statements or information are based on a number of assumptions, which may prove to be incorrect. In addition to other assumptions identified in this Current Report on Form 8-K, assumptions have been made regarding, among other things, the timing of the closing of the transaction and the receipt of applicable court and third party approvals.
Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct.  Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated and described in the forward-looking statements or information.  These risks and uncertainties include the risks that the conditions to the transaction will not be satisfied or the transaction will not close on the terms expected.
The forward-looking statements or information contained in this Current Report on Form 8-K are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 31, 2017

Rayonier Advanced Materials Inc. (Registrant)

By:            /s/ Michael R. Herman
Name:       Michael R. Herman
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press release, dated July 31, 2017